Exhibit 99.1

Q2 Holdings, Inc. Announces Fourth Quarter and Full-Year 2015 Financial Results
Total fourth quarter revenue of $30.4 million, up 37 percent year-over-year and full-year revenue of $108.9 million, up 38 percent year-over-year

AUSTIN, Texas (Feb. 10, 2016) - Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of secure virtual banking solutions to regional and community financial institutions, today announced results for its fourth quarter and full year ending Dec. 31, 2015.

Fourth Quarter and Full-Year 2015 Results

•	Revenue for the fourth quarter of $30.4 million, up 37 percent year-over-year and full-year revenue of $108.9 million, up 38 percent year-over-year.

•
Non-GAAP gross margin for the fourth quarter of 48.4 percent, up from 42.8 percent one year ago. GAAP gross margin for the fourth quarter of 45.5 percent, up from 41.9 percent one year ago. Full-year non-GAAP gross margin of 47.3 percent, up from 42.6 percent in 2014. GAAP gross margin for the full year of 45.7 percent, up from 41.8 percent in 2014.

•
Adjusted EBITDA for the fourth quarter of negative $1.9 million, an improvement from negative $2.2 million one year ago and negative $2.2 million for the third quarter 2015. Full-year adjusted EBITDA of negative $8.1 million compared to negative $10.4 million in 2014. GAAP net loss for the comparable periods, respectively, was as follows: $8.4 million for the fourth quarter 2015; $4.8 million for the fourth quarter of 2014; $7.0 million for the third quarter 2015; $25.1 million for the full year 2015; and $19.6 million for the full year 2014.

“The fourth quarter was a strong finish to another great year for Q2,” said Matt Flake, president and CEO of Q2. “We added seven Tier 1 institutions and put another two million users on the system throughout the year. We also consistently achieved record revenue and gross margins, but most importantly, we made the appropriate investments to better serve our clients and grow the business in 2016 and beyond."

Fourth Quarter and Full-Year 2015 Highlights

•
Signed two additional Tier 1 financial institutions in the fourth quarter, including a $30 billion dollar bank in the Eastern United States. These Tier 1 additions bring our full year total to seven Tier 1 financial institutions signed in 2015, an increase from the five we added in 2014.

•	Exited the fourth quarter with more than 6.3 million registered users on the Q2 platform, representing 5 percent sequential and 46 percent year-over-year growth.

•	Experienced revenue churn of 3.5 percent for the full year, an improvement from 4.8 percent in 2014, near multi-year lows and well below our goal of 5 percent.

Financial Outlook

Q2 Holdings is providing guidance for its first quarter 2016 as follows:

•	Total revenue of $32.7 million to $33.3 million, which would represent year-over-year growth of 35 percent to 38 percent.

•	Adjusted EBITDA of negative $2.7 million to negative $3.2 million.

Q2 Holdings is providing guidance for the full-year 2016 as follows:

•	Total revenue of $144.5 million to $146.5 million, which would represent year-over-year growth of 33 percent to 35 percent.

•	Adjusted EBITDA of negative $3.5 million to negative $5 million.

Conference Call Details

Date:	Feb. 11, 2016
Time:	8:30 a.m. EST
Hosts:	Matt Flake, CEO / Jennifer Harris, CFO
Dial in:	US toll free: 1-866-393-4306
International: 1-734-385-2616
Conference ID:	26664666

Please join the conference call at least 10 minutes before start time to ensure the line is connected. A live webcast of the conference call will be accessible from the investor relations section of the Q2 Holdings, Inc. website at http://investors.q2ebanking.com/.

A replay of the webcast will also be available at this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 Holdings, Inc. (Q2) is a leading provider of secure, cloud-based virtual banking solutions headquartered in Austin, Texas. Q2 enables regional and community financial institutions, or RCFIs, to deliver a robust suite of integrated virtual banking services and engage more effectively with their retail and commercial account holders who expect to bank anytime, anywhere and on any device. Q2 solutions are often the most frequent point of interaction between its RCFI customers and their account holders. As such, Q2 purpose-built its solutions to deliver a compelling, consistent user experience across digital channels and drive the success of its customers by extending their local brands, enabling improved account holder retention and creating incremental sales opportunities. To learn more about Q2 visit q2ebanking.com.

Use of Non-GAAP Measures

Management believes that adjusted EBITDA and non-GAAP gross margin are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance. In the case of adjusted EBITDA, Q2 adjusts net loss for such things as interest, taxes, depreciation and amortization, stock-based compensation, and acquisition-related costs. In the case of non-GAAP gross margin, Q2 adjusts gross margin for stock-based compensation and amortization of acquired technology. However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net loss and GAAP gross margin, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Q2’s management uses adjusted EBITDA and non-GAAP gross margin as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.
Forward-looking Statements
This press release contains forward-looking statements, including statements about Q2’s prospects and optimism for 2016; and Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) the risk that Q2 will face increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers and new products and services; (b) the risk that the market for Q2’s solutions does not grow as anticipated; (c) the risk that Q2’s increased focus on selling to larger Tier 1 customers may result in greater uncertainty and variability in Q2’s business and sales results; (d) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes; (e) errors, interruptions or delays in Q2’s service or Web hosting; (f) risks associated with data breaches and breaches of security measures within Q2’s products, systems and infrastructure; (g) technological and regulatory developments; (h) the impact that a slowdown in the economy, financial markets, and credit markets has on Q2’s customers and Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality desired by customers and governmental authorities; (j) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on the timing of its revenue from any delayed implementations; (k) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (l) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (m) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (n) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (o) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; and (p) the risk that the challenges faced by our customers impacts their ability to enter into or maintain their agreements with Q2.
Additional information relating to the uncertainty affecting the Q2 business are contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$67,049	$67,979
Restricted cash	2,123	829
Investments	43,571	20,956
Accounts receivable, net	9,009	5,007
Prepaid expenses and other current assets	3,058	2,695
Deferred solution and other costs, current portion	5,968	5,060
Deferred implementation costs, current portion	2,440	1,996
Total current assets	133,218	104,522
Property and equipment, net	24,440	18,521
Deferred solution and other costs, net of current portion	10,146	7,159
Deferred implementation costs, net of current portion	6,045	5,378
Intangible assets, net	17,192	—
Goodwill	12,876	—
Other long-term assets	551	1,226
Total assets	$204,468	$136,806

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	22,481	14,707
Deferred revenues, current portion	23,051	17,289
Capital lease obligations, current portion	161	408
Total current liabilities	45,693	32,404
Deferred revenue, net of current portion	29,188	19,436
Capital lease obligations, net of current portion	—	167
Deferred rent, net of current portion	7,359	4,694
Other long-term liabilities	4,254	1,165
Total liabilities	86,494	57,866
Stockholders' equity:
Common stock	4	3
Treasury stock	(41)	(20)
Additional paid-in capital	207,541	143,337
Accumulated other comprehensive loss	(101)	(14)
Accumulated deficit	(89,429)	(64,366)
Total stockholders' equity	117,974	78,940
Total liabilities and stockholders' equity	$204,468	$136,806

Q2 Holdings, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$30,408	$22,148	$108,867	$79,129
Cost of revenues (1) (2)	16,583	12,869	59,128	46,054
Gross profit	13,825	9,279	49,739	33,075

Operating expenses:
Sales and marketing (1)	7,158	5,886	26,999	23,069
Research and development (1)	6,607	3,408	21,534	12,086
General and administrative (1)	6,547	4,641	22,977	16,991
Acquisition related costs	1,487	—	2,493	—
Amortization of acquired intangibles	349	—	576	—
Total operating expenses	22,148	13,935	74,579	52,146
Loss from operations	(8,323)	(4,656)	(24,840)	(19,071)
Other income (expense), net	—	(84)	(3)	(492)
Loss before income taxes	(8,323)	(4,740)	(24,843)	(19,563)
Provision for income taxes	(97)	(20)	(220)	(71)
Net Loss	$(8,420)	$(4,760)	$(25,063)	$(19,634)
Other comprehensive loss:
Unrealized loss on available for sale investments	(76)	6	(87)	(14)
Comprehensive loss	$(8,496)	$(4,754)	$(25,150)	$(19,648)

Net loss per common share:
Net loss per common share, basic and diluted	$(0.22)	$(0.14)	$(0.67)	$(0.67)
Weighted average common shares outstanding, basic and diluted	38,762	34,405	37,275	29,257

(1)	Includes stock-based compensation expenses as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Cost of revenues	$428	$191	$1,134	$623
Sales and marketing	535	231	1,570	774
Research and development	505	167	1,186	527
General and administrative	1,022	894	3,472	2,646
Total stock-based compensation expenses	$2,490	$1,483	$7,362	$4,570

(2)	Includes amortization of acquired technology of $462 and $659 for the three and twelve months ended December 31, 2015 and $0 for the three and twelve months ended December 31, 2014, respectively.

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Twelve Months Ended December 31,
	2015	2014
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net loss	$(25,063)	$(19,634)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Amortization of deferred implementation, solution and other costs	5,007	4,435
Depreciation and amortization	6,847	4,083
Amortization of debt issuance costs	96	96
Amortization of premiums on investments	319	17
Stock-based compensation expenses	7,362	4,570
Deferred income taxes	85	—
Other non-cash charges	38	65
Changes in operating assets and liabilities	10,708	1,082
Net cash provided by (used in) operating activities	5,399	(5,286)
Cash flows from investing activities:
Net purchases of investments	(23,020)	(20,986)
Purchases of property and equipment	(7,128)	(5,036)
Acquisitions, net of cash received	(27,469)	—
Capitalization of software development costs	(313)	—
Increase in restricted cash	(486)	(713)
Cash used in investing activities	(58,416)	(26,735)
Cash flows from financing activities:
Proceeds and payments on line of credit, capital leases, and financing obligations, net	(4,659)	(6,958)
Proceeds from issuance of common stock	56,746	88,283
Net cash provided by financing activities	52,087	81,325
Net (decrease) increase in cash and cash equivalents	(930)	49,304
Cash and cash equivalents, beginning of period	67,979	18,675
Cash and cash equivalents, end of period	$67,049	$67,979

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP gross profit	$13,825	$9,279	$49,739	$33,075
Stock-based compensation	428	191	1,134	623
Amortization of acquired technology	$462	$—	$659	$—
Non-GAAP gross profit	$14,715	$9,470	$51,532	$33,698

Non-GAAP gross margin:
Non-GAAP gross profit	$14,715	$9,470	$51,532	$33,698
GAAP revenue	30,408	22,148	108,867	79,129
Non-GAAP gross margin	48.4%	42.8%	47.3%	42.6%

GAAP sales and marketing expense	7,158	5,886	26,999	23,069
Stock-based compensation	(535)	(231)	(1,570)	(774)
Non-GAAP sales and marketing expense	$6,623	$5,655	$25,429	$22,295

GAAP research and development expense	6,607	3,408	21,534	12,086
Stock-based compensation	(505)	(167)	(1,186)	(527)
Non-GAAP research and development expense	$6,102	$3,241	$20,348	$11,559

GAAP general and administrative expense	6,547	4,641	22,977	16,991
Stock-based compensation	(1,022)	(894)	(3,472)	(2,646)
Non-GAAP general and administrative expense	$5,525	$3,747	$19,505	$14,345

GAAP operating loss	(8,323)	(4,656)	(24,840)	(19,071)
Stock-based compensation	2,490	1,483	7,362	4,570
Acquisition related costs	1,487	—	2,493	—
Amortization of acquired technology	462	—	659	—
Amortization of acquired intangibles	349	—	576	—
Non-GAAP operating loss	$(3,535)	$(3,173)	$(13,750)	$(14,501)

GAAP net loss	(8,420)	(4,760)	(25,063)	(19,634)
Stock-based compensation	2,490	1,483	7,362	4,570
Acquisition related costs	1,487	—	2,493	—
Amortization of acquired technology	462	—	659	—
Amortization of acquired intangibles	349	—	576	—
Non-GAAP net loss	$(3,632)	$(3,277)	$(13,973)	$(15,064)

Non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,632)	$(3,277)	$(13,973)	$(15,064)
Denominator:
Weighted average common shares outstanding, basic and diluted	38,762	34,405	37,275	29,257
Non-GAAP net loss per share, basic and diluted	$(0.09)	$(0.10)	$(0.37)	$(0.51)

Pro forma non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,632)	$(3,277)	$(13,973)	$(15,064)
Denominator:
Weighted average common shares outstanding, basic and diluted	38,762	34,405	37,275	29,257
Plus: assumed conversion of preferred stock to common stock (1)	—	—	—	3,089
Denominator for pro forma net loss per share, basic and diluted	38,762	34,405	37,275	32,346
Pro forma non-GAAP net loss per share, basic and diluted	$(0.09)	$(0.10)	$(0.37)	$(0.47)

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(8,420)	$(4,760)	$(25,063)	$(19,634)
Interest (income) expense, net	—	84	3	492
Depreciation and amortization	2,418	961	6,847	4,083
Stock-based compensation	2,490	1,483	7,362	4,570
Acquisition related costs	1,487	—	2,493	—
Provision for income taxes	97	20	220	71
Adjusted EBITDA	$(1,928)	$(2,212)	$(8,138)	$(10,418)
___________________________________________________________
(1) Assumes conversion of all outstanding shares of preferred stock, on an as-if-converted basis, at the later of January 1 of each year or the date of issuance of the preferred stock.

Contacts
Media Contact:
Kathleen Lucente
Red Fan Communications
O: (512) 551-9253 / C: (512) 217-6352
kathleen@redfancommunications.com

Investor Contact:
Bob Gujavarty
Q2 Holdings, Inc.
O: (512) 439-3447
bobby.gujavarty@q2ebanking.com